MSS Series Trust

CCA AGGRESSIVE RETURN FUND

Institutional Class Shares

Ticker:  RSKIX

PROSPECTUS

September 26, 2017

Advised by:

Checchi Capital Advisers, LLC

Beverly Hills, CA

1-800-595-4866

www.ccafunds.com

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

CCA AGGRESSIVE RETURN FUND SUMMARY	1
Investment Objective	1
Fees and Expenses of the Fund	1
Principal Investment Strategies	2
Principal Investment Risks	3
Investment Adviser	5
Portfolio Managers	5
Purchase and Sale of Fund Shares	6
Tax Information	6
Payments to Broker-Dealers and Other Financial Intermediaries	6
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	6
Investment Objective	6
Principal Investment Strategies	6
Principal Investment Risks	7
Temporary Investments	11
Portfolio Holdings Disclosure	11
Cybersecurity	11
MANAGEMENT	12
Investment Adviser	12
Portfolio Managers	12
HOW SHARES ARE PRICED	13
HOW TO PURCHASE SHARES	13
Minimum Investments	13
Opening an Account	14
Other Purchase Information	16
HOW TO REDEEM SHARES	16
Redeeming Shares	16
Redeeming by Mail	17
Telephone Redemptions	17
Redemptions In Kind	17
Additional Redemption Information	18
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	18
DIVIDENDS, DISTRIBUTIONS AND TAXES	20
Dividends and Distributions	20
Taxes	20
DISTRIBUTION OF SHARES	20
Distributor	20
Additional Compensation to Financial Intermediaries	21
HOUSEHOLDING	21
PRIVACY NOTICE	22
FOR MORE INFORMATION	25

CCA AGGRESSIVE RETURN FUND SUMMARY

INVESTMENT OBJECTIVE:  The Fund seeks to provide long-term total return.

FEES AND EXPENSES OF THE FUND:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a % of amount redeemed, if sold within 60 days)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.88%
Acquired Fund Fees and Expenses (1)	0.23%
Total Annual Fund Operating Expenses	1.86%
Fee Waiver and/or Expense Reimbursement (2)	(0.73)%
Total Annual Fund Operating Expenses After(3) Fee Waiver and/or Expense Reimbursement	1.13%

(1)  Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(2)  The Fund's adviser, CCA, has assumed an expense limitation agreement and has contractually agreed to reduce its fees and to reimburse expenses for at least one year from the effective date of the Fund’s registration statement, to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any 12b-1 fees, acquired fund fees and expenses, interest expenses, dividend expenses on short sales, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) will not exceed 0.90% of the average daily net assets attributable to the Fund.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within three years after the waiver or reimbursement occurs, if such recoupment is approved by the Fund’s Board. The Fund may only make a repayment to the Adviser if such repayment does not cause the Fund’s expenses to exceed both 1) the expense cap in place at the time the expenses were waived, and 2) the Fund’s current expense cap.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the Fund's adviser.  The following recoupment amounts have been assigned to CCA:  $12,476 (expiring 10/31/2017), $11,921 (expiring 11/30/2017), $12,274 (expiring 12/31/2017), $12,232 (expiring 1/31/2018), $11,006 (expiring 2/28/2018), $12,148 (expiring 3/31/2018), $11,734 (expiring 4/30/2018), $12,116 (expiring 5/31/2018), $11,908 (expiring 6/30/2018), $12,335 (expiring 7/31/2018), $12,388 (expiring 8/31/2018), $12,120 (expiring 9/30/2018), $12,426 (expiring 10/31/2018), $12,163 (expiring 11/30/2018), $12,615 (expiring 12/31/2018), $12,673 (expiring 1/30/2019), $11,790 (expiring 2/28/2019), $12,566 (expiring 3/31/2019), $12,107 (expiring

4/30/2019), $11,475 (expiring 5/31/2019), $10,410 (expiring 6/30/2019), $10,750 (expiring 7/31/2019), $10,672 (expiring 8/31/2019), $10,313 (expiring 9/30/2019), $10,685 (expiring 10/31/2019), $10,428 (expiring 11/30/2019), $10,701 (expiring 12/31/2019), $10,714 (expiring 1/31/2020) $9,757 (expiring 2/28/2020), $10,778 (expiring 3/31/2020), $10,382 (expiring 4/30/2020), $10,465 (expiring 5/31/2020), $9,007 (expiring 6/30/2020), $9,263 (expiring 7/31/2020).

(3) Because the Fund has not yet commenced operations, some expenses, including other expenses, are estimated.  Accordingly, Total Fund Operating Expenses is estimated.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Institutional	$115	$514	$938	$2,120

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Example, affect the Fund’s performance.

PRINCIPAL INVESTMENT STRATEGIES:

The Fund attempts to capture the performance of the “riskier” portion (those with highest expected return sensitivity) of the domestic and international equity and fixed income markets by employing an investment approach designed to focus on those securities that have the highest expected return sensitivity, as determined by the Fund’s adviser, Checchi Capital Advisers, LLC (“CCA”).  For purposes of determining risk, expected return sensitivity of a security is CCA’s estimation of the volatility of the security relative to the volatility of the global equity and fixed income markets.  CCA uses a proprietary scoring algorithm to rank the world’s investable equity and fixed income securities by expected return sensitivity.  CCA considers an equity security to be investable if the security is publicly traded and has a market capitalization of $50 million or more.  CCA considers a fixed income security to be investable if the security is rated CCC or higher by S&P or Caa2 or higher by Moody’s.  CCA’s proprietary algorithm uses fundamental and technical variables to score each security.  CCA periodically scores and ranks the securities in its universe of the world’s investable equity and fixed income securities, and divides the universe into market value deciles by score.

CCA manages the Fund to closely approximate the key characteristics of the top decile (i.e., the 10% of the world’s securities by market value that provide the highest expected return sensitivity based on the score).  For this purpose, CCA invests in a sampling of securities that, in the aggregate, are selected to provide performance that corresponds generally to the performance of the top decile.  The securities in the top decile will change from time to time.  Every month,

CCA conducts its periodic scoring and ranking of the universe and modifies the Fund’s holdings accordingly.  CCA determines which securities to purchase or sell for the Fund each month based upon these rankings.  The mix between equity and fixed income securities is expected to vary significantly from time to time, and it is possible for the Fund to be 100% invested in either asset class at any time.

It is likely that a substantial portion (25% or more) of the Fund’s equity investments will consist of securities of companies with smaller market capitalizations (including mid cap, small cap and micro-cap securities) in developed and emerging countries and that a substantial portion of the Fund’s fixed income securities will consist of securities rated below investment grade (BB+ or lower by S&P and Ba1 or lower by Moody’s), or so called “junk bonds,” of companies in developed and emerging market countries.  From time to time a portion of the Fund’s equity investments may also be focused in a particular industry sector or sectors, such as technology or real estate, including real estate investment trusts (“REITs”).  The Fund may also invest in exchange traded funds (“ETFs”) to gain exposure to a geographic or other sector of the markets if CCA deems it is more efficient to do so than to invest in individual securities.

The Fund may borrow money from banks to help manage Fund inflows and outflows, such as to avoid having to sell portfolio investments in order to meet net redemptions.  The Fund also may borrow money from banks to make additional portfolio investments when the adviser believes market conditions are appropriate. Borrowing money to make additional portfolio investments would be for speculative purposes. The Fund may borrow an amount equal to as much as one-third of the value of its total assets (which includes the amount borrowed).

PRINCIPAL INVESTMENT RISKS:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  The Fund is not intended to be a complete investment program.  Many factors affect the Fund's net asset value and performance.  The Fund is subject to the risks associated with the global stock and bond markets, any of which could cause an investment to lose money.

Adverse Market Conditions Risk.  The performance of the Fund is designed to correlate to the performance of a portion of the universe of investable securities throughout the world.  As a consequence, the Fund’s performance will suffer during conditions that are adverse to its investment goals.

Emerging Market Risk.  The Fund intends to have exposure to developing countries or emerging markets, which countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights.  Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop.  Investments in emerging markets may be considered speculative.  Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

ETF Risk.  Investments in ETFs involve duplication of investment advisory fees and certain other expenses. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.

Fixed Income Risk.  The Fund is also subject to bond risks, including interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; income risk, which is the chance that the Fund’s income will decline because of falling interest rates; credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline; and call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates.  The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.  For mortgage-backed securities, this risk is known as prepayment risk.  Interest rates in the United States recently have been near or at historically low levels.  Consequently, the risks associated with rising interest rates may be heightened at this time.

Foreign Investment Risk. Foreign investments, including ADRs, may be riskier than U.S. investments for many reasons, such as changes in currency exchange rates and unstable political, social and economic conditions.

High Yield (Junk) Bond Risk.  Lower-quality fixed income securities, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default.  An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds.  The lack of a liquid market for these bonds could decrease the Fund's share price.

Issuer Risk.  The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Leverage Risk.  Borrowing magnifies the potential for losses and exposes the Fund to interest expenses on money borrowed.  This is the speculative factor known as leverage.  Because the Fund's investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, a Fund's NAV may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value.  Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing.  Leverage significantly increases the risk to the shareholder that the Fund may default, which may result in substantial losses to the shareholder and/or a forced sale of Fund assets at an undesirable price.

Liquidity Risk.  The markets for certain lightly traded equity securities are often not as liquid as markets for larger capitalization equity securities.  For example, relatively few market makers support the secondary markets for certain equity securities and the trading volume is generally lower.  Accordingly, these secondary markets (generally or for a particular security) could contract under real or perceived adverse market or economic conditions.  These factors may have an adverse effect on the Fund's ability to dispose of particular portfolio investments and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value.

Management Risk.  The adviser's dependence on its proprietary algorithm methodology and judgments about the securities in which the Fund invests may prove to be incorrect and may not produce the desired results.  The Fund is also subject to sampling risk, which is the chance that the securities selected for the Fund will not provide investment performance matching that of the Fund’s target allocation of the top decile of investable world securities that provide the highest expected return sensitivity.

Market Risk.  The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably.  Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets.  The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.  During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.  The Fund may, at times, become focused in stocks of a particular sector, category, or group of companies.  Equity securities generally have greater price volatility than fixed income securities.

Portfolio Turnover Risk. A higher portfolio turnover may result in higher transactional and brokerage costs, and may also result in higher taxes.

REIT and Real Estate Risk. The Fund may invest in real estate investment trusts.  The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.  Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual REITs in which the Fund invests.

Sector Risk.  Equity securities within the same sector (e.g. Technology) may decline in price due to sector-specific market or economic developments.

Smaller Company Risk.  Smaller cap equity securities (including micro-cap, small-cap and mid-cap) involve greater risk than investments in large-cap companies and may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets, fewer product lines, and limited managerial and financial resources, resulting in volatile equity security prices and a limited ability to sell them at a desirable time or price.

INVESTMENT ADVISER:  Checchi Capital Advisers, LLC.

PORTFOLIO MANAGERS:  Adam Checchi, Managing Director of the adviser; and Samuel Pfister, Director of Analysis of the adviser, have served the Fund as its portfolio managers since the Fund commenced operations in 2012 and are jointly and primarily responsible for the day-to-day management of the Fund’s investments.

PURCHASE AND SALE OF FUND SHARES:  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading.  You may redeem shares by written request, telephone or through a financial intermediary.  The minimum initial and subsequent investment for Institutional Class Shares is $100,000 and $100, respectively.  However, the Fund or the adviser may waive any minimum investment requirement at its discretion.

TAX INFORMATION:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.  However, such distributions may be taxed later upon withdrawal of monies from the plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE:

The CCA Aggressive Return Fund seeks to provide long-term total return. The Fund's investment objective may be changed without shareholder approval by the Fund's Board of Trustees upon 60 days written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES:

The Fund is managed by CCA to provide exposure to the world’s investable equity and fixed income securities.  The Fund is managed to provide investment results that correspond generally to the performance of the top decile of the world’s securities, as determined by CCA’s proprietary algorithm.

The Fund attempts to capture the performance of the “riskier” portion (those with highest expected return sensitivity) of the domestic and international equity and fixed income markets by employing an investment approach designed to focus on those securities that have the highest expected return sensitivity, as determined by the Fund’s adviser, CCA.  For purposes of determining risk, expected return sensitivity of a security is CCA’s estimation of the volatility of the security relative to the volatility of the global equity and fixed income markets.  CCA uses a proprietary scoring algorithm to rank the world’s investable equity and fixed income securities by expected return sensitivity.  CCA considers an equity security to be investable if the security is publicly traded and has a market capitalization of $50 million or more.  CCA considers a fixed income security to be investable if the security is rated CCC or higher by S&P or Caa2 or higher by Moody’s.  CCA’s proprietary algorithm uses fundamental and technical variables to score each security.  The adviser periodically scores and ranks the securities in its universe of the world’s investable equity and fixed income securities, and divides the universe into market value deciles by score.

CCA manages the Fund to closely approximate the key characteristics of the top decile (i.e., the 10% of the world’s securities by market value that provide the highest expected return sensitivity based on the score).  For this purpose, CCA invests in a sampling of securities that, in the aggregate, are selected to provide performance that corresponds generally to the performance of the top decile.  The securities in the top decile will change from time to time.  Every month, CCA conducts its periodic scoring and ranking of the universe and modifies the Fund’s holdings accordingly.  CCA determines which securities to purchase or sell for the Fund each month based upon these rankings.  The mix between equity and fixed income securities is expected to vary significantly from time to time, and it is possible for the Fund to be 100% invested in either asset class at any time.

The Fund’s adviser considers the Fund to be aggressive and subject to more risk than a large cap equity fund or fixed income fund.  The Fund is expected to be less diversified among asset classes and sectors of the domestic and international equity and fixed income markets, and therefore will be subject to greater risk of loss and higher volatility.

It is likely that a substantial portion ( 25% or more) of the Fund’s equity investments will consist of securities of companies with smaller market capitalizations (including mid cap, small cap and micro-cap securities) in developed and emerging countries and that a substantial portion of the Fund’s fixed income securities will consist of securities rated below investment grade (BB+ or lower by S&P and Ba1 or lower by Moody’s), or so called “junk bonds,” of companies in developed and emerging market countries.  From time to time a substantial portion of the Fund’s equity investments may also be focused in a particular industry sector or sectors, such as technology or real estate, including real estate investment trusts (“REITs”).  The Fund may also invest in exchange traded funds (ETFs) to gain exposure to a geographic or other sector of the markets if CCA deems it is more efficient to do so than to invest in individual securities.

The Fund may borrow money from banks to help manage Fund inflows and outflows, such as to avoid having to sell portfolio investments in order to meet net redemptions.  The Fund also may borrow money from banks to make additional portfolio investments when the adviser believes market conditions are appropriate.  The Fund may borrow an amount equal to as much as one-third of the value of its total assets (which includes the amount borrowed).

PRINCIPAL INVESTMENT RISKS:

Adverse Market Conditions Risk.  The performance of the Fund is designed to correlate to the performance of a portion of the universe of investable securities throughout the world.  As a consequence, the Fund’s performance will suffer during conditions that are adverse to its investment goals.

Emerging Markets Risk.  Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging technique, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.

ETF Risk.  Investments in ETFs involve duplication of investment advisory fees and certain other expenses.  In addition, because certain ETFs are listed on national stock exchanges and are traded like equity securities listed on an exchange, their shares potentially may trade at a discount or a premium.  Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.

Fixed Income Risk.  The Fund is also subject to bond risks, including interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; income risk, which is the chance that the Fund’s income will decline because of falling interest rates; credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline; and call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates.  The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.  For mortgage-backed securities, this risk is known as prepayment risk.  Interest rates in the United States recently have been near or at historically low levels.  Consequently, the risks associated with rising interest rates may be heightened at this time.

Foreign Investment Risk.  Foreign investments, including through ADRs, may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Because the Fund can make foreign investments, its share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

High Yield (Junk) Bond Risk.  Lower-quality fixed income securities, known as "high yield" or "junk" bonds, present a significant risk for loss of principal and interest.  These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond's issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk).  If that happens, the value of the bond may decrease, and the Fund's share price may decrease and its income distribution may be reduced.  An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds (liquidity risk).  Such securities may also include "Rule 144A" securities, which are subject to resale restrictions.  The lack of a liquid market for these bonds could decrease the Fund's share price and junk bonds are considered speculative.

Issuer Risk.  The value of the Fund may decrease in response to the activities and financial prospects of the securities of a particular issuer in the Fund's portfolio.  The Fund may be more sensitive to an individual security’s returns because it seeks to invest a sampling of securities which it believes replicate the world’s securities by market value that provide the highest expected return sensitivity – and therefore may experience the highest volatility.

Leverage Risk.  Borrowing magnifies the potential for losses and exposes the Fund to interest expenses on money borrowed.  This is the speculative factor known as leverage.  Because the Fund's investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, a Fund's NAV may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value.  Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing.  Leverage significantly increases the risk to the shareholder that the Fund may default, which may result in substantial losses to the shareholder and/or a forced sale of Fund assets at an undesirable price.

Liquidity Risk.  The markets for certain lightly traded equity securities are often not as liquid as markets for larger capitalization equity securities.  For example, relatively few market makers characterize the secondary markets for certain equity securities and the trading volume is generally lower.  Accordingly, these secondary markets (generally or for a particular security) could contract under real or perceived adverse market or economic conditions.  These factors may have an adverse effect on the Fund’s ability to dispose of particular portfolio investments and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value.  Less liquid secondary markets also may affect the Fund’s ability to sell securities at their fair value. The Fund may invest in illiquid securities, which are more difficult to value and to sell at fair value.  If the secondary markets for lightly-traded securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the Fund’s portfolio may become illiquid, and the proportion of the Fund’s assets invested in illiquid securities may increase. Smaller, unseasoned companies (those with less than a three-year operating history) and recently-formed public companies may not have established products, experienced management, or an earnings history.  As a result, their stocks may lack liquidity.  Investments in foreign securities may lack liquidity due to heightened exposure to potentially adverse local, political, and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries.  In addition, government interference in markets such as nationalization and exchange controls, expropriation of assets, or imposition of punitive taxes may result in a lack of liquidity.  Possible problems arising from accounting, disclosure, settlement, and regulatory practices and legal rights that differ from U.S. standards might reduce liquidity.

Management Risk.  The adviser’s judgments about the individual securities in which the Fund invests may prove to be incorrect and there is no guarantee that the adviser’s judgment will produce the desired results. In addition, the adviser will adjust the Fund’s holdings based upon its proprietary algorithm and sampling of the world’s investable equity and fixed income securities to mirror the world markets or the top 10%, respectively, based upon the adviser’s scoring of a variety of factors.  The Fund is also subject to sampling risk, which is the chance that the securities selected for the Fund will not provide investment performance matching that of the Fund’s respective targets of the investable world securities.  If that assessment proves incorrect, the Fund’s value may be adversely affected.

Market Risk.  Equity security prices can rise or decline overall due to changes in the economic outlook, interest rates, political events and numerous other factors. Overall securities market risks affect the value of individual securities in which the Fund invests.  Factors such as domestic and foreign economic growth rates and market conditions, interest rate levels, and political events affect the US and international securities markets.  When the value of the Fund's investments goes down, your investment in such Fund decreases in value and you could lose money.

Portfolio Turnover Risk.  A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs.  Active trading of securities may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

REIT and Real Estate Risk. The Fund may invest in REITs as part of its principal investment strategy.  Investments in REITs may subject the Fund to the following additional risks: declines in the value of real estate, changes in interest rates, lack of available mortgage funds or other limits on obtaining capital, overbuilding, extended vacancies of properties, increases in property taxes and operating expenses, changes in zoning laws and regulations, casualty or condemnation losses and tax consequences of the failure of a REIT to comply with tax law requirements.  The Fund will bear a proportionate share of the REIT’s ongoing operating fees and expenses, which may include management, operating and administrative expenses in addition to the expenses of the Fund.

Sector Risk.  Equity securities within a particular sector (e.g. Technology) may rise or decline in price due to sector-specific market or economic developments. If the adviser invests a significant portion of the Fund's assets in a particular sector, the Fund is subject to the risk that companies in the same sector are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market segment. This may cause the Fund's net asset value to fluctuate more than that of a fund that does not concentrate in a particular sector.

Smaller Company Risk.  The Fund is subject to smaller company risk.  Securities of smaller companies (including micro-cap, small-cap and mid-cap) may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets, fewer product lines, and limited managerial and financial resources, resulting in volatile equity security prices and a limited ability to sell them at a desirable time or price.  The earnings and prospects of smaller companies are more volatile than those of larger companies.  Smaller companies also may experience higher failure rates than do larger companies.  In addition, the securities of smaller companies may trade less frequently and in smaller volumes than the securities of larger companies, which may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

TEMPORARY INVESTMENTS

To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities.  These short-term debt securities include: commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements.  Because CCA’s algorithm would typically dictate the Fund invest 100% in fixed income securities during adverse market conditions, this should not affect the Fund’s ability to achieve its investment objective.

PORTFOLIO HOLDINGS DISCLOSURE

A description of the Fund’s policies regarding the release of portfolio holdings information is available in the Fund’s Statement of Additional Information (“SAI”), the SAI is available on the Fund’s website.

CYBERSECURITY

The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches.  Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached.

The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.  Cybersecurity breaches can include unauthorized access to systems, networks, or devices;

infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate their NAV; impediments to trading; the inability of the Fund, the adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

MANAGEMENT

INVESTMENT ADVISER:  Checchi Capital Advisers, LLC, (“CCA”), located at 190 North Canon Dr., Suite 402, Beverly Hills, CA 90210, serves as investment adviser to the Fund.  Subject to the authority of the Board of Trustees, CCA is responsible for the overall management of the Fund’s investment portfolio.  CCA is a Delaware limited liability company formed in 2007 to provide investment advisory services to institutional investors, funds, and high net worth individuals.  As of May 31, 2017 had approximately $618 million in assets under management.

Pursuant to a Management Agreement, the Fund pays the adviser, on a monthly basis, an annual advisory fee equivalent to 0.75% of the Fund's average daily net assets.  The adviser has contractually agreed to reduce its fees and to reimburse expenses, for at least one year from the effective date of the Fund’s registration statement, to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any 12b-1 fees, acquired fund fees and expenses, interest expenses, dividend expenses on short sales, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) will not exceed 0.90% of the average daily net assets.  Fee waivers and expense reimbursements are subject to possible recoupment from the Fund by CCA within three years of the date the waiver or reimbursement occurs, if such recoupment is approved by the Board and can be achieved within the lesser of 1) the foregoing expense limits; 2) or any then-current expense limitation.  This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days written notice to the Fund’s adviser.  Fee waiver and reimbursement arrangements can decrease the Fund's expenses and boost its performance.  A discussion regarding the basis for the Board of Trustees' approval of the Management Agreement will be available in the Fund’s annual shareholder report dated November 30, 2017.

PORTFOLIO MANAGERS:  Adam Checchi, has served as Managing Director of the adviser since 2007.  Mr. Checchi holds an M.B.A. from the Harvard Business School.  Samuel Pfister, has served as Director of Analysis of the adviser since 2007.  Mr. Pfister holds a Ph.D. in mechanical engineering from the California Institute of Technology.

The Fund’s Statement of Additional Information provides additional information about each Portfolio Manager's compensation structure, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Fund.

HOW SHARES ARE PRICED

The Fund's assets are generally valued at their market value using market quotations.  The Fund may use pricing services to determine market value.  If market prices are not available or, in the adviser's opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the investment adviser will value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the adviser may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors.  Securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, but prior to the close of the U.S. market.  Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders.  Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.  The Fund may invest in ETFs and other investment companies ("Underlying Funds").  The Fund’s NAV is calculated based, in part, upon the market prices of the Underlying Funds in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.  Because foreign securities trade on days when the Fund’s shares are not priced, the value of securities held by the Fund can change on days when the Fund’s shares cannot be purchased or redeemed.

HOW TO PURCHASE SHARES

Institutional Class shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees. This means that 100% of your initial investment is placed into shares of the Fund.  Institutional Class shares are intended to be offered to institutional investors through select channels that are not available to all investors.  However, the Fund or the adviser may admit investors at its discretion and waive any minimum investment requirement.

MINIMUM INVESTMENTS:  The minimum initial and subsequent investment by class of shares is:

	Initial Investment		Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
Institutional	$100,000	$100,000	$100	$100

The Fund and the adviser reserve the right to waive any minimum investment requirement.  There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund.  Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution.  To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, brokerage firm, retirement plan sponsor or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

For accounts sold through brokerage firms and other intermediaries, it is the responsibility of the brokerage firm or intermediary to enforce compliance with investment minimums.

OPENING AN ACCOUNT:

The Fund is a separate series of MSS Series Trust (the "Trust") and you may purchase shares directly from the Fund.  You also may purchase shares through a brokerage firm or other intermediary that has contracted with the Trust to sell shares of the Fund.  You may be charged a separate fee by the brokerage firm or other intermediary through whom you purchase shares.

If you are investing directly in the Fund for the first time, please call the Fund’s transfer agent at 1-800-595-4866 to request a Shareholder Account Application.  You will need to establish an account before investing.  Be sure to sign up for all the account options that you plan to take advantage of.  For example, if you would like to be able to redeem your shares by telephone, you should select this option on your Shareholder Account Application.  Doing so when you open your account means that you will not need to complete additional paperwork later.

Your investment in the Fund should be intended as a long-term investment vehicle.  The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market.  The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading.  The Fund also reserves the right to stop offering shares at any time.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We also may ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

If you have any questions regarding the Fund, please call 1-800-595-4866.

You may buy shares on any "business day."  Business days are Monday through Friday, other than days the New York Stock Exchange (NYSE) is closed, including the following holidays:  New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Shares of the Fund are sold at NAV.  The NAV generally is calculated as of the close of trading on the NYSE every day the NYSE is open.  The NYSE normally closes at 4:00 p.m. Eastern

Time ("ET").  The Fund's NAV is calculated by taking the total value of the Fund's assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

If you are purchasing directly from the Fund, send the completed Shareholder Account Application and a check payable to the Fund in which you are investing to the following address:

CCA Aggressive Return Fund

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147-4031

Purchase orders received in "proper form" by the Fund’s transfer agent before the close of trading on the NYSE will be effective at the NAV next calculated after your order is received.  On occasion, the NYSE closes before 4:00 p.m. ET.  When that happens, purchase orders received after the NYSE closes will be effective the following business day.

To be in "proper form," the purchase order must include:

•

Fund name and account number;

•

Account name(s) and address;

•

The dollar amount or number of shares you wish to purchase.

The Fund may limit the amount of purchases and refuse to sell to any person.

Method of Payment.  All purchases (both initial and subsequent) must be made in U.S. dollars and checks must be drawn on U.S. banks.  Cash, credit cards and third party checks will not be accepted.  Third party checks and checks drawn on a non-U.S. financial institution will not be accepted, even if payment may be effected through a U.S. financial institution.  Checks made payable to any individual or company and endorsed to the Fund are considered third-party checks.

A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons.  If a check does not clear your bank or the Fund is unable to debit your pre-designated bank account on the day of purchase, the Fund reserves the right to cancel the purchase.  If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase.  The Fund (or the Fund's agent) each have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price.  Any profit on such cancellation will accrue to the Fund.

If you choose to pay by wire, you must call the Fund’s transfer agent, at 1-800-595-4866 to set up your account, to obtain an account number, and obtain instructions on how to complete the wire transfer.

Wire orders will be accepted only on a day on which the Fund’s, custodian and transfer agent are open for business.  A wire purchase will not be considered made until the wired money and the purchase order are received by the Fund.  Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or its transfer agent.  The Fund presently does not charge a fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

OTHER PURCHASE INFORMATION:

If your wire does not clear, you will be responsible for any loss incurred by the Fund.  If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred.  You may be prohibited or restricted from making future purchases in the Fund.

The Fund may authorize certain brokerage firms and other intermediaries (including its designated correspondents) to accept purchase and redemption orders on its behalf.  The Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter.  It is the responsibility of the brokerage firm or other intermediary to transmit orders promptly to the Fund’s transfer agent.

HOW TO REDEEM SHARES

REDEEMING SHARES:

You may redeem your shares on any business day.  Redemption orders received in proper form by the Fund’s transfer agent or by a brokerage firm or other intermediary selling Fund shares before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be processed at that day's NAV.  Your brokerage firm or intermediary may have an earlier cut-off time.

"Proper form" means your request for redemption must:

•

Include the Fund name and account number;

•

Include the account name(s) and address;

•

State the dollar amount or number of shares you wish to redeem; and

•

Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Fund may require that the signatures be guaranteed if the mailing address of the account has been changed within 30 days of the redemption request.  The Fund also may require that signatures be guaranteed for redemptions of $25,000 or more.  Signature guarantees are for the protection of shareholders.  You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.  All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp.  For joint accounts, both signatures must be guaranteed.  Please call the transfer agent at 1-800-595-4866 if you have questions regarding signature guarantees.  At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization.  The Fund will not make checks payable to any person other than the shareholder(s) of record.  Payment will be made within seven days, except as described in Additional Redemption Information below.

Shares of the Fund may be redeemed by mail or telephone.  You may receive redemption payments in the form of a check or federal wire transfer.  A wire transfer fee of $20 will be charged to defray custodial charges for redemptions paid by wire transfer.  Any charges for wire redemptions will be deducted from your account by redemption of shares.  If you redeem your shares through a brokerage firm or other intermediary, you may be charged a fee by that institution.

REDEEMING BY MAIL:

You may redeem any part of your account in the Fund by mail at no charge.  Your request, in proper form, should be addressed to:

CCA Aggressive Return Fund

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147-4031

TELEPHONE REDEMPTIONS:

You may redeem any part of your account in the Fund by calling the transfer agent at 1-800-595-4866.  You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option.  The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine.  However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions.  Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time.  During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and responding to telephone requests for redemptions or exchanges in a timely fashion.  If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

REDEMPTIONS IN KIND:

The Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities ("redemption in kind") on the amount of such a request that is large enough to affect operations (that is, on the amount of the request that is greater than the lesser of $250,000 or 1% of the Fund's net assets at the beginning of the 90-day period).  The securities will be chosen by the Fund and valued using the same procedures as used in calculating the Fund's NAV. The Fund may use illiquid securities for redemptions in kind.  A shareholder will be exposed to market risks until these securities are converted to cash and may incur transaction expenses or taxable capital gains in converting these securities to cash.

ADDITIONAL REDEMPTION INFORMATION:

If you are not certain of the redemption requirements, please call the transfer agent at 1-800-595-4866.  Redemptions specifying a certain date or share price cannot be accepted and will be returned.  You will be mailed the proceeds on or before the fifth business day following the redemption.  You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check.  The Fund may suspend the right of redemption or postpone payment or satisfaction of a proper redemption request for more than seven days, except (1) for any period during which the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing; or (2) for any period during which any emergency circumstances as a result of which (A) disposal by the company of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for such company fairly to determine the value of its net assets; or (3) for such other periods, as determined by the Securities and Exchange Commission ("SEC"), the Fund may suspend redemptions or postpone payment dates.  The Fund expects that it will take up to seven calendar days following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer, except as noted above.  The Fund expects to pay redemptions from cash, cash equivalents, proceeds from the sale of additional fund shares, and then from the sale of portfolio securities and may also draw upon a line of credit if the portfolio managers deem that source of liquidity most economical.  These redemption payment methods will be used in regular and stressed market conditions.

Low Balances: Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require that you redeem all of your shares in the Fund upon 30 days written notice if the value of your shares in the Fund is less than $100,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund is also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences to you and about which you should consult your tax adviser.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change.  The Fund discourages excessive short-term trading in Fund shares and do not intend to accommodate such trading activity by investors.  The Fund considers excessive short-term trading to be any pattern of frequent purchases and redemptions of the Fund’s shares by an investor or group of investors, acting in concert, that could interfere with the efficient management of the Fund’s portfolio or result in increased brokerage and administrative costs.  The Fund currently uses several methods to reduce the risk of market timing. These methods include:

•

Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s "Market Timing Trading Policy”;

•

Rejecting or limiting specific purchase requests;

•

Rejecting purchase requests from certain investors; and

•

Charging a 2% redemption fee on shares sold within 60 days.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders.

Based on the frequency of redemptions in your account, the adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to reject or limit the amount, number, frequency or method for requesting future purchases or exchange purchases of the Fund’s shares.

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the adviser will be liable for any losses resulting from rejected purchase orders. The adviser may also bar an investor who has violated these policies (and the investor's financial advisor) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund.  While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in their ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or their transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

The Fund and the adviser reserve the right to modify or eliminate the redemption fee at any time. If there is a material change to the Fund’s redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.  The Fund and the adviser also reserve the right to waive the redemption fee for any shareholder if the circumstances warrant.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS:  The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. The Fund intends to distribute dividends and capital gains at least annually. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. Reinvested dividends and distributions receive the same tax treatment as those paid in cash. If you are interested in changing your election, you may call the Fund’s transfer agent at 1-800-595-4866 or send a written notification to:

CCA Aggressive Return Fund

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

TAXES:  In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. The Fund anticipates that distributions will be primarily taxed as ordinary income. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares. The Fund may produce capital gains even if they do not have income to distribute and performance has been poor.

Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax adviser about your investment.

DISTRIBUTION OF SHARES

DISTRIBUTOR:  Arbor Court Capital, LLC (“Arbor Court”), 8000 Towne Center Drive, Broadview Heights, Ohio 44147 is the distributor for the shares of the Fund.  Arbor Court is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA").  Shares of the Fund are offered on a continuous basis.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES:  The Fund’s distributor, its affiliates, and the Fund’s adviser and its affiliates may each, at their own expense and out of their own assets including their legitimate profits from Fund-related activities, provide additional cash payments to financial intermediaries who sell shares of the Fund.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.  The distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms.  Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

HOUSEHOLDING:  To reduce expenses, we mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-800-595-4866 on days the Fund is open for business, or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

Rev. September 2011

PRIVACY NOTICE

MSS SERIES TRUST

FACTS	WHAT DOES THE MSS SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers' personal information; the reasons the MSS Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does MSS Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don't share
For joint marketing with other financial companies.	NO	We don't share
For our affiliates' everyday business purposes - information about your transactions and records.	NO	We don't share
For our affiliates' everyday business purposes - information about your credit worthiness.	NO	We don't share
For our affiliates to market to you	NO	We don't share
For non-affiliates to market to you	NO	We don't share
QUESTIONS?	Call 1-800-595-4866

PRIVACY NOTICE
(continued)

What we do:
How does the MSS Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the MSS Series Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates' everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • MSS Series Trust does not share with affiliates so they can market to you.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • The MSS Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MSS Series Trust doesn’t jointly market.

CCA AGGRESSIVE RETURN FUND

MSS Series Trust Board of Trustees

Gregory B. Getts, Chairman

Michael Young

Paul Rode

Investment Adviser

Checchi Capital Advisers, LLC

Distributor

Arbor Court Capital, LLC

Transfer and Dividend Disbursing Agent

Mutual Shareholder Services, LLC

Custodian

U.S. Bank N.A.

Legal Counsel

Thompson Hine LLP

Independent Registered Public Accounting Firm

BBD, LLP

FOR MORE INFORMATION

Several additional sources of information are available to you.  The Statement of Additional Information ("SAI"), incorporated into this Prospectus by reference (and therefore legally a part of this Prospectus), contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates.  Annual reports will, and the semi-annual reports may, contain management's discussion of market conditions and investment strategies that significantly affected the performance results as of the Fund as of the latest semi-annual or annual fiscal year end.

Call the Fund at 1-800-595-4866 to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Fund and to make shareholder inquiries. You may also obtain this information about the Fund at the internet site www.ccafunds.com.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (the "SEC") Public Reference Room in Washington, D.C.  Call the SEC at 1-202-551-8090 for room hours and operation.  You also may obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street N.E., Washington, D.C. 20549-0102.

Investment Company Act File No. 811-21927